UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2008

Interactive Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-31743	84-1536517
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 Westheimer, Suite 975 Houston, TX 77056	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713)402-6700

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 31, 2008, Mr. Brad Serres resigned as a director from the Company effective immediately.

Item 9.01                       Financial Statements and Exhibit

(d)            Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.                                                      IDENTIFICATION OF EXHIBIT

99.1	Mr. Seress’s Letter of Resignation dated March 31, 2008

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE THERAPEUTICS, INC.

By: /s/ J. Leonard Ivins
                                                                                     J. Leonard Ivins, Chief Executive Officer

DATE: May 5, 2008

EXHIBIT INDEX

EXHIBIT NO.                                            IDENTIFICATION OF EXHIBIT

99.1	Mr. Seress’s Letter of Resignation dated March 31, 2008

EXHIBIT 99.1

Brad A. Serres & Associates, Inc.

March 31, 2008

Interactive Therapeutics, Inc.
5075 Westheimer, Suite 975
Houston, Texas 77056

Mr. Len Ivins:

Please accept this letter as my formal resignation from the Board of Directors at Interactive Therapeutics, Inc. effective immediately.  I wish you well in your future endeavors with Interactive.

Regards,

/s/ Brad Serres

Brad Serres
President, Brad Serres and Associates, Inc.